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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM T-1

                            ------------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            ------------------------

                       HARRIS TRUST COMPANY OF CALIFORNIA
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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
                    CALIFORNIA                             94-0304530
              (STATE OF INCORPORATION                   (I.R.S. EMPLOYER
              IF NOT A NATIONAL BANK)                  IDENTIFICATION NO.)
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                     601 SOUTH FIGUEROA STREET, 49TH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              ESTHER CERVANTES, HARRIS TRUST COMPANY OF CALIFORNIA
                     601 SOUTH FIGUEROA STREET, 49TH FLOOR
                         LOS ANGELES, CALIFORNIA 90017
                                 (213) 239-0675
           (NAME, ADDRESS AND TELEPHONE NUMBER FOR AGENT FOR SERVICE)

                            ------------------------

                        VOICESTREAM WIRELESS CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                     DELAWARE                              91-1983600
          (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)
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                             3650 131ST AVENUE S.E.
                           BELLEVUE, WASHINGTON 98006
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (425) 653-4600

                            ------------------------

                         10 3/8% SENIOR NOTES DUE 2009
                     11 7/8% SENIOR DISCOUNT NOTES DUE 2009
                      (TITLE OF THE INDENTURE SECURITIES)

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                                    GENERAL

ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

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
Department of Financial Institutions        Federal Reserve Bank of San Francisco
111 Pine Street                             101 Market Street
Suite 1100                                  San Francisco, California 94105
San Francisco, California 94104
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          (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     If the obligor is an affiliate of the Trustee, describe each affiliation.

     None.

ITEM 16. LIST OF EXHIBITS.

Exhibit T-1A   A copy of the articles of association of Trustee as
               presently in effect: Restated Articles of Incorporation and
               Amendment of February 9, 1994.
               Exhibit T-1A is incorporated herein by reference to S.E.C.
               File No. 33-54627 of the Registration Statement of FirstFed
               Financial Corp. Exhibit T-1A.
Exhibit T-1B   A copy of the certificate of authority of the Trustee to
               commence business, if not contained in the articles of
               association: Certificate of Authorization to transact
               business.
               Exhibit T-1B is incorporated herein by reference to S.E.C.
               File No. 333-2688 of the Registration Statement of Western
               Wireless Corporation Exhibit T-1B.
Exhibit T-1C   A copy of the authorization of the Trustee to exercise
               corporate trust powers, if such authorization is not
               contained in the documents specified in paragraph (1) and
               (2) above: Contained in Exhibits T-1A and T-1B above.
Exhibit T-1D   Copy of the existing bylaws of the Trustee or instruments
               corresponding thereto: By-Laws of Harris Trust Company of
               California as of April 27, 1995, as presently in effect.
               Exhibit T-1D is incorporated herein by reference to S.E.C.
               File No. 333-2688 of the Registration Statement of Western
               Wireless Corporation Exhibit T-1D.
Exhibit T-1E   A copy of each indenture referred to in Item 4, if obligor is in default.
               Not Applicable.
Exhibit T-1F   The consents of United States institutional trustees
               required by Section 321 of the Act: Consent dated as of
               January, 1994.
               Exhibit T-1F is incorporated herein by reference to S.E.C.
               File No. 33-69382 of the Registration Statement of Pacific
               Gulf Properties, Inc. Exhibit T-1F.
Exhibit T-1G   A copy of the latest report of condition of the Trustee
               published pursuant to law or the requirement of its
               supervising or examining authority: Trust Company
               Consolidated Report of Condition provided to the Department of Financial Institutions for the period ending December 31,
               1999. (COPY ATTACHED)
Exhibit T-1H   A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under the indentures
               qualified or to be qualified under the Act.
               Not Applicable.
Exhibit T-1I   Foreign trustees are required to file a consent to service of process on Forms F-X.
               Not Applicable.
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                                   SIGNATURES

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to the signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on January 15, 1999.

                                  HARRIS TRUST COMPANY OF CALIFORNIA

                                  By         /s/ ESTHER CERVANTES
                                  ----------------------------------------------
                                                 Esther Cervantes
                                                  Vice President

                                        3

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
                                                                                                                        EXHIBIT T-1G

                                       TRUST CALLED REPORT OF CONDITION (FIDUCIARY STATEMENT)

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Name of Institution

Harris Trust Company of California
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City                                        County                                     State                                Zip Code
Los Angeles                                 Los Angeles                                California                           90017
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at the close of business on (date)                                                     State Banking Department Number
31-Dec-99                                                                              0642
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Name and title of person to whom inquiries may be directed                             Area Code & Telephone Number
Esther Cervantes,  Vice President                                                      (213) 239-0675
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A. ASSETS

  1. Investments                                                              Dollars in Thousands
                                                                       -----------------------------------
     (a) US Government & Agency Obligations ..................                                    639,725   1(a)
                                                                       -----------------------------------
     (b) State, County & Municipal Obligations ...............                                     17,440   1(b)
                                                                       -----------------------------------
     (c) Other Obligations ...................................                                          0   1(c)
                                                                       -----------------------------------
     (d) Stocks (Common and Preferred) .......................                                    429,576   1(d)
                                                                       -----------------------------------
     (e) Mutual Funds ........................................                                    153,927   1(e)
                                                                       -----------------------------------
     (f) Real Estate .........................................                                      6,005   1(f)
                                                                       -----------------------------------
     (g) Real Estate Loans ...................................                                          0   1(g)
                                                                       -----------------------------------
     (h) All Other Loans .....................................                                          0   1(h)
                                                                       -----------------------------------
     (i) Miscellaneous .......................................                                     76,018   1(i)
                                                                       -----------------------------------
  2. Interest-bearing Deposits
                                                                       -----------------------------------
     (a) Own Institution .....................................                                          0   2(a)
                                                                       -----------------------------------
     (b) Other Federally Insured Financial Institutions ......                                         23   2(b)
                                                                       -----------------------------------
  3. Noninterest-bearing Deposits
                                                                       -----------------------------------
     (a) Own Institution .....................................                                          0   3(a)
                                                                       -----------------------------------
     (b) Other Federally Insured Financial Institutions ......                                        191   3(b)
                                                                       -----------------------------------
  4. TOTAL ASSETS                                                                                 1322903   4

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                                                                 -------------------------------------------------
B. LIABILITIES                                                            COLUMN A                    COLUMN B
                                                                 -------------------------------------------------
                                                                       DISCRETIONARY             NON-DISCRETIONARY
  5. Fiduciary Accounts                                             ($)             (#)           ($)          (#)
                                                                 --------------------------------------------------
     (a) Court Trusts ........................................               0                          0       0   5(a)
                                                                 ------------------------------------------------
     (b) Personal Trusts .....................................               0       0              6,005       4   5(b)
                                                                 ------------------------------------------------
     (c) Employee Benefit Trusts .............................               0       0                  0       0   5(c)
                                                                 -------------------------------------------------
     (d) Collective Investment Funds (Total Market Value) ....               0       0                              5(d)
                                                                 ------------------------------------------------

                                                                                       ------------------
6. SUBTOTAL (COL A5(a) THROUGH (d) PLUS COL B5(a) THROUGH (d)) .................                     6005   6
                                                                                       ------------------

                                                                 ------------------------------------------------
  7. Local Agency Security Accounts ..........................                                          0       0   7
                                                                 ------------------------------------------------
  8. Corporate Accounts ......................................                                    185,539      79   8
                                                                 ------------------------------------------------
  9. Agency, Safekeeping, Custodian, and Escrow Accounts .....                                  1,131,359      89   9
                                                                 ------------------------------------------------

                                                                                       ------------------
10. TOTAL LIABILITIES ..........................................................                  1322903 10
                                                                                       ------------------

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C. TRUST BUSINESS FOR WHICH SECURITIES ARE ON DEPOSIT WITH THE STATE TREASURER

                                                                          Court Trusts                       Private Trusts
                                                                      --------------------                --------------------
11.   Trust Business .........................................                           0                                   0 11
                                                                      --------------------                --------------------
12.   Less Real Estate .......................................                           0                                     12
                                                                      --------------------                --------------------
13.  Trust Business on Which Security is Required ............                           0                                   0 13
                                                                      --------------------                --------------------
14.  Amount of Security Required by Sections 1540 and
                                                                      --------------------                --------------------
              1541 of the Financial Code .....................                         100                                 100 14
                                                                      --------------------                --------------------
15.  Market Value of Securities on Deposit with the
     State Treasurer .........................................                         128                                 128 15
                                                                      --------------------                --------------------
16.  Excess or Deficiency ....................................                          28                                  28 16
                                                                      --------------------                --------------------

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D. MISCELLANEOUS INFORMATION
                                                                                                          --------------------
17.  Overdrafts ................................................................                                             0 17
                                                                                                          --------------------

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E. CERTIFICATION
The undersigned,
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Name                                                                                   Title
M. Valoise Douglas                                                                     Vice President and General Manager
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                                                                                        and
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Name                                                                                   Title
Steven Rothbloom                                                                       President and Chief Executive Officer
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of the above named bank, each declares, for himself alone and not for the other:

I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certified under penalty of perjury that the foregoing is true and correct.

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Executed on:                                                                           At:

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Signature                                                                              Signature

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